UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2007

Gulf United Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52322	20-5893642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 5858 Westheimer Street
Suite 850
Houston, Texas 77057
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 942-6575

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

 [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

 [_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

 [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

 [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

On July 17, 2007, Gulf United Energy, Inc. (the " Company" ) filed a Form 8-K to report entering into a joint venture agreement (" Agreement" ) with Cia. Mexicana de Gas Natural, S.A. de C.V., a corporation organized and existing under the laws of the United Mexican States (" MGN" ).

The discussion in Item 1.01 of the Company' s Form 8-K filed on July 17, 2007 is incorporated herein by reference. In compliance with the terms of the Agreement, which terms are described more fully in Item 1.01 of the Company' s Form 8-K filed on July 17, 2007, the Company issued 750,000 restricted shares of its common stock to MGN on August 15, 2007. The issuance of the shares pursuant to the Agreement was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 16, 2007

GULF UNITED ENERGY, INC.

By:	DON WILSON
Don Wilson, President